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                                                                  Exhibit 10.8.9

           ARTHUR J. GALLAGHER & CO. AND AJG FINANCIAL SERVICES, INC.
                       NINTH AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank                  Citibank, N.A.
Chicago, Illinois                              New York, New York

Bank of America, N.A.                          LaSalle Bank National Association
Chicago, Illinois                              Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

     This Ninth Amendment to Credit Agreement dated as of November 13, 2002 (herein, the "Amendment") is entered into by and between the undersigned, Arthur
J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000, as amended, between the Borrowers, the Banks and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrowers desire to modify certain provisions with respect to the issuance of Letters of Credit, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. Section 1.3(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "(b) Applications. At any time on or after the Effective Date and before the Termination Date, the Agent shall, at the request of the relevant Borrower, issue one or more Letters of Credit for the account of such Borrower, in a form satisfactory to the Agent, with expiration dates no later than the earliest of (i) 12 months from the date of issuance or (ii) 365 days after the Termination Date, in an

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          aggregate face amount as set forth above, upon the receipt of a duly executed application for the relevant Letter of Credit in the form customarily prescribed by the Agent for the type of Letter of Credit, whether standby or commercial, requested (each an "Application"); provided, that with respect to any Letter of Credit with an expiration date that is later than the Termination Date, the relevant Borrower shall deliver to the Agent no later than 20 days prior to the Termination Date cash collateral in an amount equal to the full amount then available for drawing under such Letter of Credit. Any such cash collateral required by this Section 1.3(b) shall be held by the Agent pursuant to the terms of Section 10.4 hereof. Notwithstanding anything contained in any Application to the contrary (i) the Borrowers' obligation to pay fees in connection with each Letter of Credit shall be as exclusively set forth in Section 5.1(b) hereof, (ii) except during the continuance of an Event of Default, the Agent will not call for the funding by the Borrowers of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the Agent is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrowers' obligation to reimburse the Agent for the amount of such drawing shall bear interest (which the Borrowers hereby jointly and severally promise to pay) from and after the date such drawing is paid until payment in full thereof (i) in the case of a drawing under a Letter of Credit denominated in U.S. Dollars, at a rate per annum equal to the sum of 2% plus the Domestic Rate from time to time in effect and (ii) in the case of a drawing under a Letter of Credit denominated in an Alternative Currency, at a rate per annum equal to the sum of 2% plus the Applicable Margin for Eurocurrency Loans under the Revolving Credit plus the Overnight Eurocurrency Rate. The Agent will promptly notify the Banks of each issuance by it of a Letter of Credit. If the Agent issues any Letters of Credit with expiration dates that are automatically extended under the terms set forth in such Letter of Credit, then the Agent will give notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date (i) the expiration date of such Letter of Credit if so extended would be later than 365 days after the Termination Date, (ii) the Commitments have been terminated or (iii) an Event of Default exists and the Required Banks have given the Agent instructions not to so permit the extension of the expiration date of such Letter of Credit. The Agent agrees to issue amendments to the Letters of Credit increasing the amount, or extending the expiration date, thereof at the request of the relevant Borrower subject to the conditions of
          Section 8.2 and the other terms of this Section 1.3. Without limiting the generality of the foregoing, the Agent's obligation to

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          issue, amend or extend the expiration date of a Letter of Credit is subject to the conditions of Section 8.2 and the other terms of this
          Section 1.3 and the Agent will not issue, amend or extend the expiration date of any Letter of Credit if any Bank notifies the Agent of any failure to satisfy or otherwise comply with such conditions and terms and directs the Agent not to take such action. Except as specifically provided for in this Section 1.3(b), no amendment to a Letter of Credit shall extend the expiration date of such Letter of Credit beyond the Termination Date without the consent of each Bank having a Revolving Credit Commitment."

          1.2. Section 10.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               "(b) default in the observance or performance of any covenant set forth in Sections 1.3(b), 9.5, 9.7, 9.8, 9.9, 9.10, 9.12, 9.13, 9.14,
          9.15, 9.16 or 9.20 hereof; or"

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Borrowers and the Banks shall have executed and delivered this Amendment.

          2.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3. REPRESENTATIONS.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

     4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made

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pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


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     This Ninth Amendment to Credit Agreement is entered into as of the date and year first above written.

                                          ARTHUR J. GALLAGHER & CO.


                                          By      /s/ JACK H. LAZZARO
                                             ----------------------------------
                                              Name:  Jack H. Lazzaro
                                                   ----------------------------
                                              Title: Vice President & Treasurer
                                                    ---------------------------

                                          AJG FINANCIAL SERVICES, INC.

                                          By    /s/ JACK H. LAZZARO
                                            -----------------------------------
                                              Name: Jack H. Lazzaro
                                                   ----------------------------
                                              Title:  Chief Financial Officer
                                                    ---------------------------


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     Accepted and agreed to.

                                             HARRIS TRUST AND SAVINGS BANK,
                                             individually and as Agent


                                             By  /s/ M. JAMES BARRY, III
                                               --------------------------------
                                                Name  M. James Barry, III
                                                    ---------------------------
                                                Title  Vice President
                                                      -------------------------

                                             CITIBANK, N.A.

                                             By  /s/ PETER C. BICKFORD
                                               --------------------------------
                                                Name  Peter C. Bickford
                                                    ---------------------------
                                                Title  Vice President
                                                      -------------------------

                                             BANK OF AMERICA, N.A.

                                             By  /s/ R. GUY STAPLETON
                                               --------------------------------
                                                Name  R. Guy Stapleton
                                                    ---------------------------
                                                Title  Managing Director
                                                     --------------------------

                                             LASALLE BANK NATIONAL ASSOCIATION

                                             By  /s/ KYLE FREIMUTH
                                               --------------------------------
                                                Name  Kyle Freimuth
                                                    ---------------------------
                                                Title  Vice President
                                                     --------------------------

                                             THE NORTHERN TRUST COMPANY

                                             By   /s/ ERIC DYBING
                                               --------------------------------
                                                Name  Eric Dybing
                                                    ---------------------------
                                                Title  Second Vice President
                                                     --------------------------


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